SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 24, 2019

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 10, 2017, Zion Oil & Gas, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) the prospectus supplement dated as of March 10, 2017 and accompanying base prospectus dated February 23, 2017 (collectively, the “Prospectus”) relating to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan” or “DSPP”). The Prospectus forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-216191), as amended, which was declared effective by the SEC on March 10, 2017 (the “Registration Statement”).

An Amendment No. 6 to the Prospectus Supplement is being filed on April 24, 2019. This Amendment No. 6 to Prospectus Supplement amends the Prospectus Supplement. This Amendment No. 6 to Prospectus Supplement should be read in conjunction with the Original Prospectus Supplement and the base Prospectus effective March 10, 2017. This Amendment No. 6 is incorporated by reference into the Original Prospectus Supplement. This Amendment No. 6 is not complete without, and may not be delivered or utilized except in connection with, the Original Prospectus Supplement, including any amendments or supplements thereto.

Amendment No. 6 - New Unit Option under the Unit Program

Under the Plan, the Company is offering a new Unit Option Program. The Unit Program will now consist of a new combination of common stock and warrants, a new time period and a new unit price, but otherwise the same Unit Program features, conditions and terms in the Prospectus Supplement apply.  The Company’s new Unit Option Program begins April 24, 2019 and terminates June 6, 2019, unless extended at the Company’s sole discretion. This new Unit Option Program enables participants to purchase Units of our securities where each Unit (priced at $250.00 each) is comprised of (i) a certain number of shares of Common Stock determined by dividing $250.00 (the price of one Unit) by the average of the high and low sale prices of the Company’s publicly traded common stock as reported on the NASDAQ on the Unit Purchase Date and (ii) Common Stock purchase warrants to purchase an additional fifty (50) shares of Common Stock at a per share exercise price of $2.00 The participant’s Plan account will be credited with the number of shares of the Company’s Common Stock and warrants that are acquired under the Units purchased. Each warrant affords the participant the opportunity to purchase one share of the Company’s Common Stock at a warrant exercise price of $2.00.

For Plan participants who enroll into the Unit Program with the purchase of at least one Unit and also enroll in the separate Automatic Monthly Investments (“AMI”) program at a minimum of $50.00 per month or more, will receive an additional twenty-five (25) Warrants at an exercise price of $2.00 during this Unit Option Program. The twenty-five (25) additional warrants are for enrolling into the AMI program. Existing subscribers to the AMI are entitled to the additional twenty-five (25) warrants once, if they purchase at least one (1) Unit during the Unit program.

Checks, bank wire payments, or electronic bank payments for purchases received by the Plan Agent, or at the offices of the Company, before 4 p.m. (EST) on a business day generally will be recorded as purchased on the same business day (the “Purchase Date”). Checks, bank wire payments, or electronic bank payments for purchases received by the Plan Agent, or at the offices of Company, after 4 p.m. (EST) on a business day generally will be recorded as purchased on the next business day for the Purchase Date. Electronic bank payments are treated as received and recorded on the date of receipt of the funds into the Plan Agent’s or the Company’s bank account. Under the AMI program, all optional cash payments will be invested in our Common Stock on the 20th day of each calendar month and if such day falls on a holiday or a weekend, then on the next trading day.

The warrant shall have the company notation of “ZNWAL.” The warrants will not be registered in the NASDAQ Stock Market or any other stock market. All warrants will first become exercisable on August 6, 2019, which is the first trading day after the 60th day following the Unit Option Termination Date (i.e., on June 6, 2019), unless extended at the Company’s sole discretion and continue to be exercisable through August 6, 2021 (2 years) at a per share exercise price of $2.00. The Unit is priced at $250.00 per Unit and no change will be made to the warrant exercise price of $2.00 per share.

Accordingly, all references in the Original Prospectus Supplement, concerning the Unit Option continue, except for the substitution of the new Unit Option terms above. All other Plan features, conditions and terms remain unchanged.

Warrant Agent Agreement

Effective April 23, 2019, the Company executed a Warrant Agent Agreement with AST as the Warrant Agent, Exhibit 4.12, below, for the warrant notated as ZNWAL under the Unit Option Program beginning April 24, 2019 as described under Amendment No. 6.

The Company is filing the items included in Exhibits 4.11 and 4.12 to this Current Report on Form 8-K, each of which relates to the above Registration Statement, for the purpose of incorporating such items as exhibits to the Registration Statement for the DSPP Unit Option Program beginning April 24, 2019.

Limitation on Amounts that may be Raised

As of the date of Amendment No. 6, the aggregate market value of our common stock held by non-affiliates, or our public float, pursuant to General Instruction I.B.6 of Form S-3 is $$63,567,000, which was calculated based on 69,095,000 shares of our common stock outstanding held by non-affiliates and a price of $0.92 per share, the closing price of our common stock on March 12, 2019, which is the highest closing sale price of our common stock on The Nasdaq Global Market within the prior 60 days. Pursuant to General Instruction I.B.6 of Form S-3, in no event will we sell any common stock or common stock linked securities pursuant to Amendment No. 6 or under the Original Prospectus Supplement with a value of more than one-third of the aggregate market value of our common stock held by non-affiliates in any 12-month period, so long as the aggregate market value of our common stock held by non-affiliates is less than $75,000,000. As of the date of Amendment No. 6 to Prospectus Supplement, we have offered and sold common stock and warrants exercisable for common stock with an aggregate sales price of $13,200,000 during the prior 12 calendar month period that ends on and includes the date hereof. If the aggregate market value of our public float equals or exceeds $75,000,000 subsequent to the date hereof, such limitation shall not apply to sales made pursuant to this Amendment No. 6 or the Prospectus Supplement on or subsequent to such date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.11 -	Form of Warrant included in the Unit Option Program (new warrant ZNWAL), Annex B under the Prospectus Supplement

Exhibit 4.12 -	Warrant Agent Agreement effective April 23, 2019 between Zion Oil & Gas, Inc. and American Stock Transfer & Trust Company, LLC, as Warrant Agent

Exhibit 99.1 -	Press release dated April 24, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil & Gas, Inc.

Date: April 24, 2019	By:	/s/ John M. Brown
John M. Brown
Executive Chairman

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